EXHIBIT 4.1


[Front of Certificate]

                                     [LOGO]
NUMBER                              ADVANCED                              SHARES
AK_____                             KNOWLEDGE                             ______


                            ADVANCED KNOWLEDGE, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               Cusip 00757U 10 8

                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

This Certifies that





is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK PAR VALUE $.001 PER SHARE OF

Advanced Knowledge, Inc., transferable on the books of the Corporation by _____ hereof in person or by duly authorized Attorney upon the surrender of this Certificate properly indorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

                              CERTIFICATE OF STOCK

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


         L. Stephen Albright                         Buddy Young
               Secretary                 President and Chief Executive Officer


                            ADVANCED KNOWLEDGE, INC.
                                    CORPORATE
                                      SEAL
                                      1967
                                    DELAWARE





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[Reverse of Certificate]

                            ADVANCED KNOWLEDGE, INC.

     The Corporation will, upon request and without charge, furnish any stockholder information as to the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _________Custodian__________
                    (Cust.)            (Minor)
                    under Uniform Gifts to Minors Act_______________
                                                         (State)

Additional abbreviations may also be used though not in the above list.

For Value received,  ___________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------/--------------------------------------------

--------------------------------------------------------------------------------
         (NAME AND ADDRESS OF ASSIGNEE SHOULD BE PRINTED OR TYPEWRITTEN)
--------------------------------------------------------------------------------

__________________________________________________________________________Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney

to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated___________________


                    ------------------------------------------------------------

                    ------------------------------------------------------------
                    ABOVE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

                    THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A SECURITIES BROKER-DEALER, COMMERCIAL BANK, TRUST COMPANY, SAVINGS ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION, INC.

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